UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure.

Quad/Graphics, Inc. invited equity analysts to attend a meeting on December 7, 2010, during which management presented information regarding the company and the industry.  The presentations provided at this meeting by certain members of management can be found on the company’s website under the Investor Relations section at www.qg.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2010

QUAD/GRAPHICS, INC.

By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President & General Counsel